UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2014

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders (the “Annual Meeting”) of Xenith Bankshares, Inc. (the “Company”) held on May 1, 2014, the matters listed below were submitted to a vote of the Company’s shareholders. Set forth below are the final voting results on each such matter.

1.	Election of Directors.

Nominee	For	Withheld	Broker Non-Votes
Larry L. Felton	7,853,733	20,668	1,402,023
Palmer P. Garson	7,853,383	21,018	1,402,023
Patrick D. Hanley	7,775,033	99,368	1,402,023
Peter C. Jackson	7,853,733	20,668	1,402,023
T. Gaylon Layfield, III	7,853,983	20,418	1,402,023
Michael A. Mancusi	7,168,083	706,318	1,402,023
Robert J. Merrick	7,853,920	20,481	1,402,023
Scott A. Reed	7,853,983	20,418	1,402,023
Mark B. Sisisky	5,915,260	1,959,141	1,402,023
Thomas G. Snead, Jr.	7,853,383	21,018	1,402,023

Each nominee listed above was duly elected.

2.	Approval of the Xenith Bankshares, Inc. 2012 Stock Incentive Plan, as amended.

For	Against	Abstentions	Broker Non-Votes
7,516,552	261,581	96,268	1,402,023

The Xenith Bankshares, Inc. 2012 Stock Incentive Plan, as amended, was approved.

3.	Ratification of Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstentions
9,264,886	8,512	3,026

The appointment of Grant Thornton LLP was ratified. There were no broker non-votes in the ratification of the appointment of the independent registered public accounting firm.

4.	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
7,564,321	128,649	181,431	1,402,023

The compensation of the Company’s named executive officers was approved on an advisory basis.

Item 8.01.	Other Events.

As previously announced, Malcolm S. McDonald, a director of the Company since December 22, 2009 and the Chairman of its Board of Directors (the “Board”), retired from service on the Board following the completion of his current term at the Annual Meeting on May 1, 2014.

At the Board’s annual meeting following the Annual Meeting, the Board elected Thomas G. Snead, Jr., a director of the Company since 2013, to succeed Mr. McDonald as its non-executive Chairman of the Board.

In connection with the foregoing, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued on May 7, 2014 by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on May 7, 2014 by the Company

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